UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30
Date of reporting period: November 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Smith Barney
Classic Values Fund

A N N U A L  R E P O R T

NOVEMBER 30, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Classic Values Fund

Annual Report • November 30, 2005

What’s Inside
	Letter from the Chairman	1
	Manager Overview	4
	Fund at a Glance	8
	Fund Expenses	9
	Fund Performance	11
	Historical Performance	12
	Schedule of Investments	13
	Statement of Assets and Liabilities	17
	Statement of Operations	18
Fund Objective The Fund seeks long-term capital appreciation as its primary objective. Current income is a secondary objective.	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	33
	Board Approval of Management and Subadvisory Agreements	34
	Additional Information	42
	Additional Shareholder Information	46
	Important Tax Information	47

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in both the fourth quarter of 2004 and the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% in the second quarter of the year. Third quarter GDP growth was 4.1%. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates four times from June 2004 through November 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target rate for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.44%. Generally positive economic news, relatively low inflation, and strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid- and large-cap stocks generated superior returns, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 16.25%, 9.97%, and 8.14%, respectively. From an

Smith Barney Classic Values Fund	1

investment style perspective, value-oriented stocks slightly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 9.82% and 9.59%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and subadvisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract and new subadvisory contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2	Smith Barney Classic Values Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 23, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Classic Values Fund	3

Manager Overview

ROBERT OLSTEIN Portfolio Manager

Special Shareholder Notice

Effective October 1, 2005, the management fee, which is calculated daily and payable monthly, was changed from 1.00% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

	Average Daily Net Assets	Management Fee Rate
	First 1.5 billion	1.00%
	Over 1.5 billion	0.90%

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets performed below average historical levels over the past year, as corporate earnings and cash flow growth were mitigated by rising interest rates. Excess cash flow and cash balances on corporate balance sheets are currently at record levels. In addition, we believe the quality of earnings, although not perfect, is at the highest level in many years. As such, we feel there are many investment opportunities in companies that have been over-penalized by the market and analysts for falling short of unrealistic growth expectations. In our opinion, opportunities should present themselves in companies selling at a discount to our calculation of proprietary private market value,i despite the fact that their growth rates may be slowing down.

Performance Review

For the 12 months ended November 30, 2005, Class A shares of the Smith Barney Classic Values Fund, excluding sales charges, returned 7.39%. These shares underperformed the Fund’s unmanaged benchmark, the S&P 500 Index,ii which returned 8.44% for the same period. The Lipper Multi-Cap Value Funds Category Average1 increased 9.10% over the same time frame.

1

Lipper, Inc. is a major independent mutual-fund tracking organization.  Returns are based on the 12-month period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 477 funds in the Fund’s Lipper category, and excluding sales charges.

4	Smith Barney Classic Values Fund 2005 Annual Report

Performance Snapshot as of November 30, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Classic Values Fund — Class A Shares	6.84%	7.39%
S&P 500 Index	5.88%	8.44%
Lipper Multi-Cap Value Funds Category Average	5.98%	9.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 6.39% and Class C shares returned 6.39% over the six months ended November 30, 2005. Excluding sales charges, Class B shares returned 6.48% and Class C shares returned 6.54% over the twelve months ended November 30, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 496 funds for the 6-month period and among the 477 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. While the Fund had an underweight exposure to the top performing sectors in the S&P 500 Index over the past twelve months (energy, utilities and financials), its over-weight position in the consumer discretionary sector was the single largest detractor from performance. It is also important to note that the Fund’s disciplined investment process often leads to holding companies and sectors that may be temporarily “out of favor” or have experienced short-term problems.

What were the leading contributors to performance?

A. Over the past year, contributors to the Fund’s positive performance included natural resource stocks, retailers and special situations such as PanAmSat Holding Corp. Individual securities that contributed the most to performance included Quanta Services Inc., Tommy Hilfiger Corp., Payless Shoesource Inc., Playtex Products Inc. and Office Depot Inc. The Fund sold its position in PanAmSat Holding Corp. and maintained its positions in the other securities mentioned above during the reporting period.

Smith Barney Classic Values Fund 2005 Annual Report	5

What were the leading detractors from performance?

A. The Fund’s investments in media stocks were underperformers over the past year. Individual securities that detracted the most from performance included Interpublic Group of Cos., Adaptec Inc., Jo-Ann Stores Inc., Gray Television Inc. and Tribune Co. With the exception of Adaptec Inc., which was sold during the period, the Fund maintained its positions in the securities mentioned above during the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period. Changes to the Fund’s portfolio were the result of a strict adherence to our investment process. The Fund’s investment process seeks to buy common stocks of companies that sell at a discount to our proprietary calculation of private market value and to sell those holdings once they reach our valuation targets. The Fund continues to hold a diversified portfolio of what we believe to be undervalued equities, which cuts across many industries. We believe the companies in the Fund’s portfolio have realistic accounting and reporting practices and sell at a discount to our proprietary calculation of private market value. These values are calculated based on expected excess cash flows and an extensive analysis of financial statements.

Thank you for your investment in the Smith Barney Classic Values Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert A. Olstein Portfolio Manager	Sean Reidy Portfolio Manager

December 23, 2005

6	Smith Barney Classic Values Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: State Street Bank & Trust Repurchase Agreement (7.5%), Tyco International Ltd. (3.6%), Interpublic Group of Cos. Inc. (3.3%), Del Monte Foods Co. (3.3%), Quanta Services Inc. (3.0%), Marsh & McLennan Cos. Inc. (2.5%), Williams Cos. Inc. (2.4%), Pier 1 Imports Inc. (2.0%), Tribune Co. (1 .9%) and Foot Locker Inc. (1 .8%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2005 were: Consumer Discretionary (39.7%), Information Technology (12.9%), Financials (12.4%), Industrials (9.8%) and Repurchase Agreement (7.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may engage in short sales. Losses from short sales may be unlimited. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Based on a proprietary formula.
ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

Smith Barney Classic Values Fund 2005 Annual Report	7

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Consumer Discretionary

Information Technology

Financials

Industrials

Consumer Staples

Materials

Energy

Health Care

Repurchase Agreement

39.7%

12.9%

12.4%

9.8%

7.0%

5.0%

3.5%

2.2%

7.5%

0.0%

10.0%

20.0%

30.0%

40.0%

November 30, 2005

8	Smith Barney Classic Values Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2005 and held for the six months ended November 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.84%	$1,000.00	$1,068.40	1.48%	$7.67
Class B	6.39	1,000.00	1,063.90	2.26	11.69
Class C	6.39	1,000.00	1,063.90	2.25	11.64
(1)	For the six months ended November 30, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Classic Values Fund 2005 Annual Report	9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.65	1.48%	$7.49
Class B	5.00	1,000.00	1,013.74	2.26	11.41
Class C	5.00	1,000.00	1,013.79	2.25	11.36
(1)	For the six months ended November 30, 2005.
(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10	Smith Barney Classic Values Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 11/30/05	7.39%	6.48%	6.54%
Inception* through 11/30/05	21.03	20.08	20.11

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 11/30/05	2.01%	1.49%	5.54%
Inception* through 11/30/05	18.70	19.23	20.11

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (Inception* through 11/30/05)	65.22%
Class B (Inception* through 11/30/05)	61.82
Class C (Inception* through 11/30/05)	61.92
(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is April 14, 2003.

Smith Barney Classic Values Fund 2005 Annual Report	11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C* Shares of the Smith Barney
Classic Values Fund vs. S&P 500 Index† (April 2003 – November 2005)

$20,000

17,500

15,000

12,500

10,000

7,500

5,000

2,500

0

Apr 14,
2003

May
2003

Aug
2003

Nov
2003

Feb
2004

May
2004

Aug
2004

Nov
2004

Nov 30,
2005

Smith Barney Classic Values Fund — Class A Shares

Smith Barney Classic Values Fund — Class B Shares

Smith Barney Classic Values Fund — Class C Shares

S&P 500 Index

$16,192

$15,696

$13,249

$15,883

†

Hypothetical illustration of $10,000 invested in Class A, B and C shares on April 14, 2003 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2005. The S&P 500 Index is composed of 500 widely held common stocks. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

*	On April 29, 2004, Class L shares were renamed as Class C shares.

12	Smith Barney Classic Values Fund 2005 Annual Report

Schedule of Investments November 30, 2005
SMITH BARNEY CLASSIC VALUES FUND

Shares	Security	Value
COMMON STOCKS — 92.5%
CONSUMER DISCRETIONARY — 39.7%
Hotels, Restaurants & Leisure — 5.2%
280,800	CKE Restaurants Inc.	$3,540,888
40,700	Darden Restaurants Inc.	1,456,246
104,550	McDonald’s Corp.	3,539,018
88,498	Scientific Games Corp., Class A Shares *	2,507,148
	Total Hotels, Restaurants & Leisure	11,043,300
Household Durables — 3.9%
122,400	American Greetings Corp., Class A Shares	3,206,880
129,300	Tupperware Corp.	2,982,951
123,000	Universal Electronics Inc. *	2,132,820
	Total Household Durables	8,322,651
Internet & Catalog Retail — 1.3%
251,200	FTD Group Inc. *	2,763,200
Leisure Equipment & Products — 2.4%
177,100	Hasbro Inc.	3,616,382
83,300	Mattel Inc.	1,386,945
	Total Leisure Equipment & Products	5,003,327
Media — 11.0%
36,500	Gannett Co. Inc.	2,249,130
304,700	Gray Television Inc.	2,717,924
746,500	Interpublic Group of Cos. Inc. *	6,957,380
169,905	Journal Register Co.	2,655,615
16,900	Knight-Ridder Inc.	1,020,760
124,100	Tribune Co.	3,967,477
147,900	Walt Disney Co.	3,687,147
	Total Media	23,255,433
Multiline Retail — 2.0%
50,100	Federated Department Stores Inc.	3,227,943
19,300	J.C. Penney Co. Inc.	1,012,671
	Total Multiline Retail	4,240,614
Specialty Retail — 12.6%
95,400	Claire’s Stores Inc.	2,721,762
35,300	Finish Line, Inc., Class A Shares	609,278
169,800	Foot Locker Inc.	3,705,036
45,800	Home Depot Inc.	1,913,524
213,900	Jo-Ann Stores Inc. *	2,720,808
89,200	Office Depot Inc. *	2,647,456
98,700	Payless ShoeSource Inc. *	2,255,295
325,400	Pier 1 Imports Inc.	4,132,580

See Notes to Financial Statements.

Smith Barney Classic Values Fund 2005 Annual Report	13

Schedule of Investments (November 30, 2005) (continued)

Shares	Security	Value
Specialty Retail — 12.6% (continued)
142,500	RadioShack Corp.	$3,250,425
92,900	Ross Stores Inc.	2,554,750
	Total Specialty Retail	26,510,914
Textiles, Apparel & Luxury Goods — 1.3%
16,600	Brown Shoe Co. Inc.	683,090
116,400	Tommy Hilfiger Corp. *	2,102,184
	Total Textiles, Apparel & Luxury Goods	2,785,274
	TOTAL CONSUMER DISCRETIONARY	83,924,713
CONSUMER STAPLES — 7.0%
Beverages — 1.6%
50,900	Molson Coors Brewing Co., Class B Shares	3,389,431
Food & Staples Retailing — 0.5%
48,100	Albertson’s Inc.	1,130,350
Food Products — 3.3%
699,100	Del Monte Foods Co. *	6,907,108
Personal Products — 1.6%
237,100	Playtex Products Inc. *	3,319,400
	TOTAL CONSUMER STAPLES	14,746,289
ENERGY — 3.5%
Energy Equipment & Services — 1.0%
298,300	Newpark Resources Inc. *	2,186,539
Oil, Gas & Consumable Fuels — 2.5%
239,900	Williams Cos. Inc.	5,157,850
	TOTAL ENERGY	7,344,389
FINANCIALS — 12.4%
Capital Markets — 5.8%
12,100	Goldman Sachs Group Inc.	1,560,416
128,400	Janus Capital Group Inc.	2,461,428
26,400	Merrill Lynch & Co. Inc.	1,753,488
55,600	Morgan Stanley	3,115,268
156,100	Waddell & Reed Financial Inc., Class A Shares	3,331,174
	Total Capital Markets	12,221,774
Commercial Banks — 1.4%
66,000	Bank of America Corp.	3,028,740
Insurance — 5.2%
44,000	American International Group Inc.	2,954,160
171,200	Marsh & McLennan Cos. Inc.	5,288,368
40,200	XL Capital Ltd., Class A Shares	2,668,476
	Total Insurance	10,911,004
	TOTAL FINANCIALS	26,161,518

See Notes to Financial Statements.

14	Smith Barney Classic Values Fund 2005 Annual Report

Schedule of Investments (November 30, 2005) (continued)
Shares	Security	Value

HEALTH CARE — 2.2%
Health Care Equipment & Supplies — 2.2%
64,100	Baxter International Inc.	$2,492,849
96,900	PerkinElmer Inc.	2,210,289
	TOTAL HEALTH CARE	4,703,138
INDUSTRIALS — 9.8%
Air Freight & Logistics — 1.4%
110,126	Pacer International Inc.	2,910,630
Commercial Services & Supplies — 4.1%
61,800	John H. Harland Co.	2,336,040
445,900	Quanta Services Inc. *	6,309,485
	Total Commercial Services & Supplies	8,645,525
Electrical Equipment — 0.7%
35,600	Energy Conversion Devices, Inc. *	1,044,860
24,444	Metrologic Instruments Inc. *	477,880
	Total Electrical Equipment	1,522,740
Industrial Conglomerates — 3.6%
269,400	Tyco International Ltd.	7,683,288
	TOTAL INDUSTRIALS	20,762,183
INFORMATION TECHNOLOGY — 12.9%
Communications Equipment — 4.6%
186,400	Cisco Systems Inc. *	3,269,456
130,900	CommScope Inc. *	2,684,759
796,700	Lucent Technologies Inc. *	2,222,793
59,900	Plantronics Inc.	1,654,438
	Total Communications Equipment	9,831,446
Computers & Peripherals — 4.0%
84,500	Diebold Inc.	3,283,670
69,400	NCR Corp. *	2,356,130
101,200	UNOVA Inc. *	2,845,744
	Total Computers & Peripherals	8,485,544
Electronic Equipment & Instruments — 2.7%
184,400	AVX Corp.	2,526,280
180,500	Technitrol Inc.	3,194,850
	Total Electronic Equipment & Instruments	5,721,130
Office Electronics — 1.6%
237,600	Xerox Corp. *	3,373,920
	TOTAL INFORMATION TECHNOLOGY	27,412,040

See Notes to Financial Statements.

Smith Barney Classic Values Fund 2005 Annual Report	15

Schedule of Investments (November 30, 2005) (continued)
Shares	Security	Value

MATERIALS — 5.0%
Metals & Mining — 3.7%
367,900	AK Steel Holding Corp. *	$3,049,891
24,800	Cleveland-Cliffs Inc.	2,363,192
17,500	Phelps Dodge Corp.	2,374,225
	Total Metals & Mining	7,787,308
Paper & Forest Products — 1.3%
99,300	Neenah Paper Inc.	2,786,358
	TOTAL MATERIALS	10,573,666
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $176,778,577)	195,627,936

Face Amount
SHORT-TERM INVESTMENT — 7.5%
Repurchase Agreement — 7.5%
$15,775,000	State Street Bank & Trust Co., dated 11/30/05, 3.520% due 12/1/05, Proceeds due at
	maturity — $15,776,542; (Fully collateralized by U.S. Treasury Bill, zero coupon due
	12/22/05; Market value — $16,094,663) (Cost — $15,775,000)	15,775,000
	TOTAL INVESTMENTS — 100.0% (Cost — $192,553,577#)	211,402,936
	Other Assets in Excess of Liabilities — 0.0%	2,386
	TOTAL NET ASSETS — 100.0%	$211,405,322

* Non-income producing security.
# Aggregate cost for federal income tax purposes is $193,407,783.

See Notes to Financial Statements.

16	Smith Barney Classic Values Fund 2005 Annual Report

Statement of Assets and Liabilities (November 30, 2005)
ASSETS:
Investments, at value (Cost — $192,553,577)	$211,402,936
Cash	689
Receivable for securities sold	1,420,357
Receivable for Fund shares sold	385,063
Dividends and interest receivable	369,921
Prepaid expenses	9,758
Total Assets	213,588,724
LIABILITIES:
Payable for Fund shares repurchased	994,799
Payable for securities purchased	842,485
Management fee payable	176,128
Distribution fees payable	58,574
Transfer agent fees payable	55,699
Trustees’ fees payable	724
Accrued expenses	54,993
Total Liabilities	2,183,402
Total Net Assets	$211,405,322
NET ASSETS:
Par value (Note 6)	$12,492
Paid-in capital in excess of par value	173,137,767
Accumulated net investment loss	(30,893)
Accumulated net realized gain on investments	19,436,597
Net unrealized appreciation on investments	18,849,359
Total Net Assets	$211,405,322
Shares Outstanding:
Class A	3,716,785
Class B	4,686,243
Class C	4,088,487
Net Asset Value:
Class A (and redemption price)	$17.18
Class B*	$16.81
Class C*	$16.82
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$18.08
*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Classic Values Fund 2005 Annual Report	17

Statement of Operations (For the year ended November 30, 2005)
INVESTMENT INCOME:
Dividends	$2,342,140
Interest	390,652
Less: Foreign taxes withheld	(119)
Total Investment Income	2,732,673
EXPENSES:
Management fee (Note 2)	2,101,546
Distribution fees (Notes 2 and 4)	1,633,651
Transfer agent fees (Notes 2 and 4)	341,169
Shareholder reports (Note 4)	92,470
Registration fees	50,465
Custody fees	38,743
Audit and tax	26,628
Legal fees	14,180
Trustees’ fees	4,392
Insurance	3,848
Miscellaneous expenses	12,614
Total Expenses	4,319,706
Net Investment Loss	(1,587,033)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SHORT SALES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	21,989,135
Short Sales	(117,913)
Net Realized Gains	21,871,222
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(7,128,860)
Short sales	547,725
Change in Net Unrealized Appreciation/Depreciation	(6,581,135)
Net Gain on Investments and Short Sales	15,290,087
Increase in Net Assets From Operations	$13,703,054

See Notes to Financial Statements.

18	Smith Barney Classic Values Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended November 30,)
	2005	2004
OPERATIONS:
Net investment loss	$(1,587,033)	$(1,466,376)
Net realized gain	21,871,222	13,649,864
Change in net unrealized appreciation/depreciation	(6,581,135)	4,505,948
Increase in Net Assets From Operations	13,703,054	16,689,436
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(13,004,908)	(3,464,563)
Decrease in Net Assets From Distributions to Shareholders	(13,004,908)	(3,464,563)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	37,723,607	85,206,431
Reinvestment of distributions	12,169,292	3,242,290
Cost of shares repurchased	(38,135,748)	(19,733,391)
Increase in Net Assets From Fund Share Transactions	11,757,151	68,715,330
Increase in Net Assets	12,455,297	81,940,203
NET ASSETS:
Beginning of year	198,950,025	117,009,822
End of year*	$211,405,322	$198,950,025

* Includes accumulated net investment loss of:	$(30,893)	$(43,673)

See Notes to Financial Statements.

Smith Barney Classic Values Fund 2005 Annual Report	19

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$17.07	$15.65	$11.40
Income (Loss) From Operations:
Net investment loss	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain	1.24	1.91	4.30
Total Income From Operations	1.21	1.85	4.25
Less Distributions From:
Net realized gains	(1.10)	(0.43)	—
Total Distributions	(1.10)	(0.43)	—
Net Asset Value, End of Year	$17.18	$17.07	$15.65
Total Return(3)	7.39%	12.07%	37.28%
Net Assets, End of Year (000s)	$63,845	$56,830	$27,028
Ratios to Average Net Assets:
Gross expenses	1.51%	1.40%	1.75	%(4)
Net expenses	1.51	1.40 (5)	1.75	(4)
Net investment loss	(0.21)	(0.35)	(0.59	)(4)
Portfolio Turnover Rate	71%	65%	24%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20	Smith Barney Classic Values Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$16.86	$15.57	$11.40
Income (Loss) From Operations:
Net investment loss	(0.16)	(0.18)	(0.12)
Net realized and unrealized gain	1.21	1.90	4.29
Total Income From Operations	1.05	1.72	4.17
Less Distributions From:
Net realized gains	(1.10)	(0.43)	—
Total Distributions	(1.10)	(0.43)	—
Net Asset Value, End of Year	$16.81	$16.86	$15.57
Total Return(3)	6.48%	11.28%	36.58%
Net Assets, End of Year (000s)	$78,796	$74,802	$47,626
Ratios to Average Net Assets:
Gross expenses	2.29%	2.17%	2.53	%(4)
Net expenses	2.29	2.17 (5)	2.53	(4)
Net investment loss	(0.99)	(1.11)	(1.38	)(4)
Portfolio Turnover Rate	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Classic Values Fund 2005 Annual Report	21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003(3)
Net Asset Value, Beginning of Year	$16.86	$15.57	$11.40
Income (Loss) From Operations:
Net investment loss	(0.16)	(0.18)	(0.12)
Net realized and unrealized gain	1.22	1.90	4.29
Total Income From Operations	1.06	1.72	4.17
Less Distributions From:
Net realized gains	(1.10)	(0.43)	—
Total Distributions	(1.10)	(0.43)	—
Net Asset Value, End of Year	$16.82	$16.86	$15.57
Total Return(4)	6.54%	11.28%	36.58%
Net Assets, End of Year (000s)	$68,764	$67,312	$42,351
Ratios to Average Net Assets:
Gross expenses	2.28%	2.16%	2.52	%(5)
Net expenses	2.28	2.16 (6)	2.52	(5)
Net investment loss	(0.98)	(1.10)	(1.38	)(5)
Portfolio Turnover Rate	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period April 14, 2003 (inception date) to November 30, 2003.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22	Smith Barney Classic Values Fund 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Classic Values Fund (the “Fund”) is a separate diversified investment fund of the Smith Barney Investment Trust (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Short Sales of Securities. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. Upon termination of a short sale, a gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is

Smith Barney Classic Values Fund 2005 Annual Report	23

Notes to Financial Statements (continued)

recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$1,599,813	$(1,599,813)
(a)		Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.00% of the Fund’s average daily net assets.

As of October 1, 2005, the management fee, which is calculated daily and payable monthly, was changed from 1.00% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

24	Smith Barney Classic Values Fund 2005 Annual Report

Notes to Financial Statements (continued)

Average Daily Net Assets	Investment Management Fee Rate
First $1.5 billion	1.00%
Over $1.5 billion	0.90

SBFM has entered into a sub-advisory agreement with Olstein & Associates, L.P. (“Olstein”). Pursuant to the sub-advisory agreement, Olstein is responsible for the day-to-day Fund operations and investment decisions and is compensated by SBFM for such services at the annual rate of 0.50% of the Fund’s average daily net assets up to $1.5 billion, and 0.40% of the Fund’s average daily net assets in excess of $1.5 billion.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2005, the Fund paid transfer agent fees of $205,751 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2005, CGM and its affiliates received sales charges of approximately $227,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2005, CDSCs paid to CGM and its affiliates were approximately $1,000, $158,000 and $9,000 for Class A, B and C shares, respectively.

For the year ended November 30, 2005, CGM and its affiliates received brokerage commissions of $56,620.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets.

As of November 30, 2005, the Fund has accrued $478 as deferred compensation.

Smith Barney Classic Values Fund 2005 Annual Report	25

Notes to Financial Statements (continued)

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$143,617,872
Sales	138,769,040

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,578,807
Gross unrealized depreciation	(11,583,654)
Net unrealized appreciation	$17,995,153

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$155,944	$782,372	$695,335

For the year ended November 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Classs Y*
Transfer Agent Fees	$93,570	$135,562	$112,015	$22

For the year ended November 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Classs Y*
Shareholder Reports Expenses	$23,105	$38,841	$30,506	$18
*	On November 15, 2005, Class Y shares were liquidated.

26	Smith Barney Classic Values Fund 2005 Annual Report

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

	Year Ended November 30, 2005	Year Ended November 30, 2004

Net Realized Gains
Class A	$3,703,766	$825,656
Class B	4,901,285	1,423,540
Class C*	4,399,450	1,215,214
Class Y**	407	153
Total	$13,004,908	$3,464,563
*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	On November 15, 2005, Class Y shares were liquidated.

6. Shares of Beneficial Interest

At November 30, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	912,127	$15,028,266	1,878,477	$30,542,894
Shares issued on reinvestment	212,111	3,468,016	48,865	773,589
Shares repurchased	(736,057)	(12,223,691)	(325,941)	(5,293,065)
Net Increase	388,181	$6,272,591	1,601,401	$26,023,418

Class B
Shares sold	756,468	$12,260,798	1,716,812	$27,632,341
Shares issued on reinvestment	281,088	4,533,944	84,705	1,333,299
Shares repurchased	(788,416)	(12,805,101)	(422,820)	(6,811,134)
Net Increase	249,140	$3,989,641	1,378,697	$22,154,506

Class C*
Shares sold	644,627	$10,434,298	1,676,126	$27,031,015
Shares issued on reinvestment	258,334	4,166,925	72,122	1,135,249
Shares repurchased	(806,876)	(13,100,043)	(475,465)	(7,629,192)
Net Increase	96,085	$1,501,180	1,272,783	$20,537,072

Class Y**
Shares sold	16	$245	11	$181
Shares issued on reinvestment	25	407	10	153
Shares repurchased	(413)	(6,913)	—	—
Net Increase (Decrease)	(372)	$(6,261)	21	$334
*	On April 29, 2004, Class L shares were renamed as Class C shares.
**	On November 15, 2005, Class Y shares were liquidated.

Smith Barney Classic Values Fund 2005 Annual Report	27

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C

Short-term Capital Gains 12/8/2005 12/9/2005	$0.533759	$0.533759	$0.533759
Long-term Capital Gains 12/8/2005 12/9/2005	$1.100898	$1.100898	$1.100898

The tax character of distributions paid during the fiscal years ended November 30, 2005 and 2004 was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$2,793,717	$3,464,563
Net Long-term Capital Gains	10,211,191	—
Total Distributions Paid	$13,004,908	$3,464,563

As of November 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$6,625,511
Undistributed long-term capital gains	13,665,292
Total undistributed earnings	$20,290,803
Other book/tax temporary differences(a)	(30,893)
Unrealized appreciation(b)	17,995,153
Total accumulated earnings	$38,255,063
(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent

28	Smith Barney Classic Values Fund 2005 Annual Report

Notes to Financial Statements (continued)

that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

Smith Barney Classic Values Fund 2005 Annual Report	29

Notes to Financial Statements (continued)

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*     *     *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial

30	Smith Barney Classic Values Fund 2005 Annual Report

Notes to Financial Statements (continued)

position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”)that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

11. Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager and a new sub-advisory contract which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion (unaudited).

The Fund’s Board has appointed the Fund’s current distributor, CGM, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Smith Barney Classic Values Fund 2005 Annual Report	31

Notes to Financial Statements (continued)

Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM is no longer an affiliated person of the Fund under the 1940 Act, as amended. As a result, the Fund is permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally is permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund is governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC to serve as transfer agent for the Fund. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581.

32	Smith Barney Classic Values Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Classic Values Fund, a series of Smith Barney Investment Trust, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from April 14, 2003 (commencement of operations) to November 30, 2003. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Classic Values Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 14, 2003 to November 30, 2003, in conformity with U.S. generally accepted accounting principles.

New York, New York January 20, 2006

Smith Barney Classic Values Fund 2005 Annual Report	33

Board Approval of Management and Subadvisory Agreements (unaudited)

At separate meetings of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment management and administrative services, and the Fund’s sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”), pursuant to which Olstein & Associates, L.P. (the “Sub-Adviser”) provides day-to-day management of the Fund’s investments. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Sub-Adviser. The Independent Trustees requested and received information from the Manager and Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-Adviser. This information was initially reviewed by a special committee comprised of Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, new Agreements permitting the Manager and Sub-Adviser to continue to provide their services to the Fund after consummation of the sale of the Manager to Legg Mason. Shareholders approved the new Agreements and the sale of CAM to Legg Mason was consummated as of December 1, 2005.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other

34	Smith Barney Classic Values Fund 2005 Annual Report

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

information regarding the services provided to the Fund by the Manager and Sub-Adviser under the respective Agreements during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board members also considered the Manager’s supervisory activities over the Sub-Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager and Sub-Adviser about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager and Sub-Adviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered with respect to the Fund the brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, the use of a broker affiliated with the Manager or the Sub-Adviser and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, the Manager’s business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement by the Manager and the Sub-Advisory Agreement by the Sub-Adviser.

Smith Barney Classic Values Fund 2005 Annual Report	35

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-cap value funds” by Lipper, was for the one-year period ended March 31, 2005. The Fund performed below the median for the period. It was noted that the Fund commenced operations in April 2003 and, thus, had a limited performance track record upon which to judge the performance of the Manager and Sub-Adviser. The Board members discussed with representatives of management the reasons for the Fund’s under-performance compared to the Performance Universe during the period covered by the Lipper data. It was noted that the Sub-Adviser stressed that “value” investors must take a long-term perspective of three to five years with respect to investing and evaluating portfolio holdings. The Board members noted that the portfolio manager was very experienced with a superior long-term track record. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance had improved and was better than the Lipper category average during the second quarter. Based on its review, the Board concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment management and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board noted that the Manager, and not the Fund, pays the sub-investment advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and

36	Smith Barney Classic Values Fund 2005 Annual Report

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered information about the Sub-Adviser’s fees and comparable information for other subadvised funds, as well as other accounts managed by the Sub-Adviser, and, in this connection, the amount of the Contractual Management Fee retained by the Manager after payment of the subadvisory fee. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as a “multi-cap value fund” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was lower than the median of total expense ratios of the other funds in the Expense Group.

After discussion with the Board members, the Manager offered to institute a breakpoint schedule to the Fund’s Contractual Management Fee, which would result in a reduction in the Fund’s overall effective fee rate to the extent the Fund’s assets increase to a level at which the breakpoint is triggered.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Smith Barney Classic Values Fund 2005 Annual Report	37

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had not yet reached the specified asset level at which the breakpoint to its new Contractual Management Fee would be triggered. The Board noted that the Fund’s new Contractual Management Fee with breakpoints increased the potential for sharing economies of scale with shareholders as the Fund grows more so than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement and subadvisory agreement in accordance with the 1940 Act. Prior to the closing of the Transaction, the Fund’s Board approved a new

38	Smith Barney Classic Values Fund 2005 Annual Report

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

management agreement between the Fund and the Manager (the “New Management Agreement”) and a new subadvisory agreement between the Manager and Olstein & Associates, L.P., the Fund’s subadviser (the “Subadviser”) (the “New Subadvisory Agreement”) and authorized the Fund’s officers to submit the New Management Agreement and the New Subadvisory Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Subadvisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Subadvisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Subadvisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio

Smith Barney Classic Values Fund 2005 Annual Report	39

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the division of responsibilities between the Manager and the Subadviser and the services provided by each of them, and the cost to the Manager of obtaining those services;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the

40	Smith Barney Classic Values Fund 2005 Annual Report

Board Approval of Management and Subadvisory

Agreements (unaudited) (continued)

1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

In their deliberations concerning the New Subadvisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;

(ii) that the Subadviser is not part of the Transaction, and that the Transaction is expected to have no effect on the services to be provided by the Subadviser or its ability to provide them;

(iii) the fact that the fees paid to the Subadviser (which are paid by the Manager and not the Fund) will not increase by virtue of the New Subadvisory Agreement, but will remain the same;

(iv) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current subadvisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Subadvisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current subadvisory agreement, and reached substantially the same conclusions.

(v) that the Fund would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreement; and

(vi) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

Smith Barney Classic Values Fund 2005 Annual Report	41

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Classic Values Fund (“Fund”) are managed under the direction of the Smith Barney Investment Trust (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling the Fund’s transfer agent PFPC at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1991	Chairman of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebannon, NH 03784 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

42	Smith Barney Classic Values Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Manage- LLC (“SBFM”), President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds to Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 2002 to 2004)	N/A	N/A

Smith Barney Classic Values Fund 2005 Annual Report	43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert A. Olstein Olstein & Associates, L.P. 4 Manhattanville Road Purchase, NY 10577 Birth Year: 1941	Vice President and Investment Officer	Since 2003

Chairman and President, The Olstein Financial Alert Fund (since 1995); Chairman, Chief Executive Officer, and Chief Investment Officer, Olstein & Associates, L.P. (since 2000); Chairman, Chief Executive Officer, Chief Investment Officer and President, Olstein & Associates, L.P. (from 1994 to 2000); President, Olstein, Inc. (since 1994)

				N/A	N/A

Sean Reidy Olstein & Associates, L.P. 4 Manhattanville Road Purchase, NY 10577 Birth Year: 1969	Vice President and Investment Officer	Since 2005

Co-Portfolio Manager, The Olstein Financial Alert Fund (since 2002); Senior Vice President, Olstein & Associates L.P. (since 2004); Vice President and Director of Research, Olstein & Associates, L.P. (since 1999)

				N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM (since 2005); Director	N/A	N/A
	Chief Compliance	Since 2004

of CAM (since 2000); Director of Compliance, North America. CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, of CAM (from 1999 to 2000); Chief Compliance Officer of SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)

Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

44	Smith Barney Classic Values Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

Smith Barney Classic Values Fund 2005 Annual Report	45

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement; 2) to approve a new subadvisory agreement; and 3) to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	6,268,869.417	153,868.607	232,822.671	184,051.000
New Subadvisory Agreement	6,270,580.586	156,301.502	229,678.607	184,051.000
Election of Trustees[1] Nominees:	Votes For	Authority Withheld	Abstentions
Dwight B. Crane	202,941,288.285	4,700,183.371	1,510,436.268
Burt N.Dorsett	202,919,454.820	4,722,016.836	1,510,436.268
Elliot S. Jaffe	202,861,545.001	4,779,926.655	1,510,436.268
Stephen E. Kaufman	202,861,468.289	4,780,003.367	1,510,436.268
Cornelius C. Rose, Jr.	202,921,883.626	4,719,588.030	1,510,436.268
R. Jay Gerken	202,870,010.176	4,771,461.480	1,510,436.268

1	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

46	Smith Barney Classic Values Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2005:

Record Date: Payable Date:	12/13/2004 12/14/2004
Qualified Dividend Income for Individuals	50.81%
Dividends Qualifying for the Dividends Received Deduction for Corporations	50.56%
Long-Term Capital Gain Dividend	$0.8604

Please retain this information for your records.

Smith Barney Classic Values Fund 2005 Annual Report	47

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Smith Barney Classic Values Fund

TRUSTEES

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Robert A. Olstein

Vice President and

Investment Officer

Sean Reidy

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund

Management LLC

SUB-ADVISER

Olstein & Associates, L.P.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor

Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Smith Barney Investment Trust

Smith Barney Classic Values Fund

The Fund is a separate investment fund of Smith Barney Investment Trust, a Massachusetts business trust.

SMITH BARNEY CLASSIC VALUES FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust – Smith Barney Classic Values Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC.
Member NASD, SIPC

FD02889 1/06                    05-9480

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2004 and November 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,200 in 2004 and $117,200 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,300 in 2004 and $13,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Trust’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the

Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM	12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Investment Trust

Date: February 8, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Investment Trust

Date: February 8, 2006

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Smith Barney Investment Trust

Date: February 8, 2006